Exhibit 99.1

PRESS RELEASE

REINSURANCE GROUP OF AMERICA REPORTS
THIRD QUARTER RESULTS
•Net income available to RGA shareholders of $4.29 per diluted share
•Adjusted operating income* of $5.57 per diluted share
•Premium growth of 31.0% over the prior-year quarter, 30.6% on a constant currency basis1
•Premium growth of 14.0% year-to-date, 15.5% on a constant currency basis1
•ROE of 13.9%, adjusted operating ROE* of 14.7%, and adjusted operating ROE excluding notable items*2 of 14.0% for the trailing twelve months
•Deployed capital of $203 million into in-force and other transactions, $587 million year-to-date
•Total shareholder capital returns of $106 million: $50 million of share repurchases and $56 million of shareholder dividends

1 Actual amounts reflect impact of currency fluctuations. Constant currency amounts reflect foreign denominated activity translated to U.S. dollars at a constant exchange rate.
2 RGA completed its annual actuarial assumption review related to business, subject to Long-Duration Targeted Improvements (LDTI), during the third quarter. The impact from the actuarial assumption review is reflected in the results as notable items.

ST. LOUIS, November 2, 2023 - Reinsurance Group of America, Incorporated (NYSE: RGA), a leading global provider of life and health reinsurance, reported third quarter net income available to RGA shareholders of $287 million, or $4.29 per diluted share, compared with a net loss available to RGA shareholders of $76 million, or $1.13 per diluted share, in the prior-year quarter. Adjusted operating income* for the third quarter totaled $372 million, or $5.57 per diluted share, compared with $16 million, or $0.24 per diluted share, the year before. Adjusted operating income, excluding notable items for the third quarter, totaled $372 million, or $5.57 per diluted share, compared with $263 million, or $3.92 per diluted share, the year before. Net foreign currency fluctuations had a favorable effect of $0.03 per diluted share on net income available to RGA shareholders, and $0.01 per diluted share on adjusted operating income as compared with the prior year.

RGA completed its annual actuarial assumption review related to business, subject to Long-Duration Targeted Improvements (LDTI), during the third quarter. The impact from the actuarial assumption review is reflected in the results as notable items, which had an immaterial impact to both consolidated net income and adjusted operating income.

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	Quarterly Results		Year-to-Date Results
($ in millions, except per share data)	2023	2022	2023	2022
Net premiums	$4,255	$3,247	$10,977	$9,632
Net income (loss) available to RGA shareholders	287	(76)	744	226
Net income (loss) available to RGA shareholders per diluted share	4.29	(1.13)	11.06	3.35
Adjusted operating income*	372	16	1,018	615
Adjusted operating income excluding notable items *	372	263	1,018	845
Adjusted operating income per diluted share*	5.57	0.24	15.14	9.10
Adjusted operating income excluding notable items per diluted share*	5.57	3.92	15.14	12.51
Book value per share	122.40	101.08
Book value per share, excluding accumulated other comprehensive income (AOCI)*	142.63	130.68
Total assets	87,422	82,819

*	See “Non-GAAP Financial Measures” below
In the third quarter, consolidated net premiums totaled $4.3 billion, an increase of 31.0% over the 2022 third quarter, with a favorable net foreign currency effect of $13 million. Excluding the net foreign currency effect, consolidated net premiums increased 30.6% in the quarter. Net premiums include an $820 million contribution from the U.S. Financial Solutions business, primarily due to a single premium pension risk transfer transaction.

Compared with the year-ago period, excluding spread-based businesses, third quarter investment income increased 15.0%, reflecting higher yields. Average investment yield increased to 4.72% in the third quarter from 4.40% in the prior-year period due to higher yields.

The effective tax rate on pre-tax income was 24.2% for the quarter. The effective tax rate for the quarter was 22.6% on pre-tax adjusted operating income, lower than the expected range of 23% to 24% primarily due to tax benefits received in foreign geographies.

Anna Manning, Chief Executive Officer, commented, “This was another strong quarter, with most regions and business lines performing very well. We continue to see very strong momentum in our new business activities and pipelines. Industry dynamics are favorable and we are well-positioned, with the capabilities and proven track record to benefit from all those dynamics. We are optimistic about our future and our ability to deliver attractive returns for our shareholders.”

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SEGMENT RESULTS

U.S. and Latin America

Traditional

	Quarterly Results		Year-to-Date Results
($ in millions)	2023	2022	2023	2022
Net premiums	$1,746	$1,640	$5,111	$4,812
Pre-tax income (loss)	105	(69)	288	81
Pre-tax adjusted operating income (loss)	103	(77)	288	39
Pre-tax adjusted operating income excluding notable items	120	93	305	209

Quarterly Results
•Results reflected $17 million of unfavorable impacts from assumption updates, which are reflected as notable items.
•Excluding notable items, Individual Life results reflected favorable mortality claims experience; Individual Health and Group results were favorable.

Financial Solutions

	Quarterly Results		Year-to-Date Results
($ in millions)	2023	2022	2023	2022
Asset-Intensive:
Pre-tax income	$89	$30	$229	$33
Pre-tax adjusted operating income	117	83	289	227
Pre-tax adjusted operating income excluding notable items	95	80	267	224
Capital Solutions:
Pre-tax income	$19	$23	$61	$120
Pre-tax adjusted operating income	19	23	61	120
Pre-tax adjusted operating income excluding notable items	19	23	61	120

Quarterly Results
•Asset-Intensive results reflected $22 million of favorable impacts from assumptions updates, which are reflected as notable items.
•Excluding notable items, Asset-Intensive results reflected continued strong investment spreads.
•Capital Solutions results were in line with expectations.

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Canada

Traditional

	Quarterly Results		Year-to-Date Results
($ in millions)	2023	2022	2023	2022
Net premiums	$302	$293	$904	$911
Pre-tax income	6	12	70	54
Pre-tax adjusted operating income	10	12	71	61
Pre-tax adjusted operating income excluding notable items	23	18	84	67

Net Premiums
•Foreign currency exchange rates had an adverse effect on net premiums of $8 million for the quarter.

Quarterly Results
•Results reflected $13 million of unfavorable impacts from assumptions updates, which are reflected as notable items.
•Excluding notable items, results reflected unfavorable Group claims experience.
•Foreign currency exchange rates had an adverse effect of $1 million on pre-tax income and pre-tax adjusted operating income.

Financial Solutions

	Quarterly Results		Year-to-Date Results
($ in millions)	2023	2022	2023	2022
Pre-tax income	$30	$6	$46	$22
Pre-tax adjusted operating income	30	6	46	22
Pre-tax adjusted operating income excluding notable items	8	6	24	22

Quarterly Results
•Results reflected $22 million of favorable impacts from assumption updates, which are reflected as notable items.
•Excluding notable items, results reflected favorable longevity experience.
•Foreign currency exchange rates had an immaterial effect on pre-tax income and pre-tax adjusted operating income.

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Europe, Middle East and Africa (EMEA)

Traditional

	Quarterly Results		Year-to-Date Results
($ in millions)	2023	2022	2023	2022
Net premiums	$447	$436	$1,314	$1,314
Pre-tax income (loss)	(60)	5	(29)	43
Pre-tax adjusted operating income (loss)	(59)	5	(28)	43
Pre-tax adjusted operating income (loss) excluding notable items	(12)	18	19	56
Net Premiums
•Foreign currency exchange rates had a favorable effect on net premiums of $20 million for the quarter.

Quarterly Results
•Results reflected $47 million of unfavorable impacts from assumption updates, primarily in the U.K., which are reflected as notable items.
•Excluding notable items, results reflected unfavorable mortality experience.
•Foreign currency exchange rates had an adverse effect of $4 million on pre-tax income and pre-tax adjusted operating income.

Financial Solutions

	Quarterly Results		Year-to-Date Results
($ in millions)	2023	2022	2023	2022
Pre-tax income	$84	$34	$195	$126
Pre-tax adjusted operating income	108	52	243	171
Pre-tax adjusted operating income excluding notable items	74	52	209	171

Quarterly Results
•Results reflected $34 million of favorable impacts from assumption updates, which are reflected as notable items.
•Excluding notable items, results reflected favorable longevity experience.
•Foreign currency exchange rates had a favorable effect of $6 million on pre-tax income and $8 million on pre-tax adjusted operating income.

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Asia Pacific

Traditional

	Quarterly Results		Year-to-Date Results
($ in millions)	2023	2022	2023	2022
Net premiums	$737	$660	$2,076	$1,950
Pre-tax income (loss)	134	(73)	302	94
Pre-tax adjusted operating income (loss)	134	(73)	302	94
Pre-tax adjusted operating income excluding notable items	132	67	300	211

Net Premiums
•Foreign currency exchange rates had an adverse effect on net premiums of $10 million for the quarter.

Quarterly Results
•Results reflected $2 million of favorable impacts from assumption updates, which are reflected as notable items.
•Excluding notable items, results reflected favorable claims and other experience.
•Foreign currency exchange rates had an immaterial effect on pre-tax income and an adverse effect of $1 million on pre-tax adjusted operating income.

Financial Solutions

	Quarterly Results		Year-to-Date Results
($ in millions)	2023	2022	2023	2022
Net premiums	$63	$69	$171	$172
Pre-tax income (loss)	(16)	47	(9)	(63)
Pre-tax adjusted operating income	44	62	146	123
Pre-tax adjusted operating income excluding notable items	44	62	146	123

Quarterly Results
•Results were in line with expectations.
•Foreign currency exchange rates had a favorable effect of $1 million on pre-tax income and an adverse effect of $2 million on pre-tax adjusted operating income.

Corporate and Other

	Quarterly Results		Year-to-Date Results
($ in millions)	2023	2022	2023	2022
Pre-tax income (loss)	$(11)	$(92)	$(157)	$(173)
Pre-tax adjusted operating income (loss)	(25)	(55)	(105)	(70)
Pre-tax adjusted operating income (loss) excluding notable items	(25)	(55)	(105)	(70)

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Quarterly Results
•Results were favorable compared to the quarterly average run rate, primarily due to higher investment income.

Dividend Declaration

Effective October 31, 2023, the board of directors declared a regular quarterly dividend of $0.85, payable November 28, 2023, to shareholders of record as of November 14, 2023.

Earnings Conference Call

A conference call to discuss third quarter results will begin at 10 a.m. Eastern Time on Friday, November 3, 2023. Interested parties may access the call by dialing 1-844-481-2753 (412-317-0669 international) and asking to be joined into the Reinsurance Group of America, Incorporated (RGA) call. A live audio webcast of the conference call will be available on the Company’s Investor Relations website at www.rgare.com. A replay of the conference call will be available at the same address for 90 days following the conference call.

The Company has posted to its website an earnings presentation and a Quarterly Financial Supplement that includes financial information for all segments as well as information on its investment portfolio. Additionally, the Company posts periodic reports, press releases and other useful information on its Investor Relations website.

Non-GAAP Financial Measures

Reinsurance Group of America, Incorporated (the “Company”) discloses certain financial measures that are not determined in accordance with U.S. GAAP. The Company principally uses such non-GAAP financial measures in evaluating performance because the Company believes that such measures, when reviewed in conjunction with relevant U.S. GAAP measures, present a clearer picture of our operating performance and assist the Company in the allocation of its resources. The Company believes that these non-GAAP financial measures provide investors and other third parties with a better understanding of the Company’s results of operations, financial statements and the underlying profitability drivers and trends of the Company’s businesses by excluding specified items which may not be indicative of the Company’s ongoing operating performance and may fluctuate significantly from period to period. These measures should be considered supplementary to the Company’s financial results that are presented in accordance with U.S. GAAP and should not be viewed as a substitute for U.S. GAAP measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way the Company calculates such measures. Consequently, the Company’s non-GAAP financial measures may not be comparable to similar measures used by other companies.

The following non-GAAP financial measures are used in this document or in other public disclosures made by the Company from time to time:

1.Adjusted operating income, on a pre-tax and after-tax basis, and adjusted operating income per diluted share. The Company uses these measures as a basis for analyzing financial results because the Company believes that such measures better reflect the ongoing profitability and underlying trends of the Company’s continuing operations. Adjusted operating income is calculated as net income available to the Company’s shareholders (or, in the case of pre-tax adjusted operating income, income before income taxes) excluding substantially all of the effect of net investment related gains and losses, changes in the fair value of certain embedded derivatives, and changes in the fair value of contracts that provide market risk benefits, any of
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which can be volatile and may not reflect the underlying performance of the Company’s businesses. Additionally, adjusted operating income excludes, to the extent applicable, any net gain or loss from discontinued operations, the cumulative effect of any accounting changes, the impact of certain tax-related items, and any other items that the Company believes are not indicative of the Company’s ongoing operations. In addition, adjusted operating income per diluted share is calculated as adjusted operating income divided by weighted average diluted shares outstanding. These measures also serve as a basis for establishing target levels and awards under the Company’s management incentive programs.
2.Adjusted operating income (on a pre-tax and after-tax basis), excluding notable items. Notable items are items the Company believes may not be indicative of its ongoing operating performance which are excluded from adjusted operating income to provide investors and other third parties with a better understanding of the Company’s results. Such items may be unexpected, unknown when the Company prepares its business plan or otherwise. Notable items presented may include the financial impact of the Company’s assumption reviews on business subject to the Financial Accounting Standards Board’s Accounting Standards Update No. 2018-12, “Targeted Improvements to the Accounting for Long-Duration Contracts” and related amendments, reflected in future policy benefits remeasurement gains or losses.
3.Adjusted operating revenue. This measure excludes the effects of net realized capital gains and losses, and changes in the fair value of certain embedded derivatives.
4.Shareholders’ equity position excluding the impact of accumulated other comprehensive income (loss) (“AOCI”), shareholders’ average equity position excluding AOCI, and book value per share excluding the impact of AOCI. The Company believes that these measures provide useful information since such measures exclude AOCI-related items that are not permanent and can fluctuate significantly from period to period, and may not reflect the impact of the underlying performance of the Company’s businesses on shareholders’ equity and book value per share. AOCI primarily relates to changes in interest rates, credit spreads on its investment securities, future policy benefits discount rate measurement gains (losses), market risk benefits instrument-specific credit risk remeasurement gains (losses) and foreign currency fluctuations. The Company also discloses a non-GAAP financial measure called shareholders’ average equity position excluding AOCI and notable items.
5.Adjusted operating return on equity. This measure is calculated as adjusted operating income divided by average shareholders’ equity excluding AOCI. Adjusted operating return on equity also serves as a basis for establishing target levels and awards under the Company’s management incentive programs. The Company also discloses a non-GAAP financial measure called adjusted operating return on equity excluding notable items, which is calculated as adjusted operating income excluding notable items divided by average shareholders’ equity excluding notable items and AOCI.

Reconciliations of the foregoing non-GAAP financial measures (to the extent disclosed in this document) to the most comparable GAAP financial measures are provided in the Appendix at the end of this document.

About RGA

Reinsurance Group of America, Incorporated (NYSE: RGA) is a global industry leader specializing in life and health reinsurance and financial solutions that help clients effectively manage risk and optimize capital. Founded in 1973, RGA is today one of the world’s largest and most respected reinsurers and remains guided by a powerful purpose: to make financial protection accessible to all. As a global capabilities and solutions leader, RGA empowers partners through bold innovation, relentless execution, and dedicated client focus – all directed toward creating sustainable long-term value. RGA has

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approximately $3.5 trillion of life reinsurance in force and assets of $87.4 billion as of September 30, 2023. To learn more about RGA and its businesses, please visit www.rgare.com or follow RGA on LinkedIn and Facebook. Investors can learn more at investor.rgare.com.

Cautionary Note Regarding Forward-Looking Statements
This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and federal securities laws including, among others, statements relating to projections of the future operations, strategies, earnings, revenues, income or loss, ratios, financial performance and growth potential of Reinsurance Group of America, Incorporated (the “Company”). Forward-looking statements often contain words and phrases such as “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “if,” “intend,” “likely,” “may,” “plan,” “potential,” “pro forma,” “project,” “should,” “will,” “would,” and other words and terms of similar meaning or that are otherwise tied to future periods or future performance, in each case in all derivative forms. Forward-looking statements are based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company. Forward-looking statements are not a guarantee of future performance and are subject to risks and uncertainties, some of which cannot be predicted or quantified. Future events and actual results, performance, and achievements could differ materially from those set forth in, contemplated by or underlying the forward-looking statements.

Factors that could also cause results or events to differ, possibly materially, from those expressed or implied by forward-looking statements, include, among others: (1) adverse changes in mortality (whether related to COVID-19 or otherwise), morbidity, lapsation or claims experience, (2) inadequate risk analysis and underwriting, (3) adverse capital and credit market conditions and their impact on the Company’s liquidity, access to capital and cost of capital, (4) changes in the Company’s financial strength and credit ratings and the effect of such changes on the Company’s future results of operations and financial condition, (5) the availability and cost of collateral necessary for regulatory reserves and capital, (6) requirements to post collateral or make payments due to declines in the market value of assets subject to the Company’s collateral arrangements, (7) action by regulators who have authority over the Company’s reinsurance operations in the jurisdictions in which it operates, (8) the effect of the Company parent’s status as an insurance holding company and regulatory restrictions on its ability to pay principal of and interest on its debt obligations, (9) general economic conditions or a prolonged economic downturn affecting the demand for insurance and reinsurance in the Company’s current and planned markets, (10) the impairment of other financial institutions and its effect on the Company’s business, (11) fluctuations in U.S. or foreign currency exchange rates, interest rates, or securities and real estate markets, (12) market or economic conditions that adversely affect the value of the Company’s investment securities or result in the impairment of all or a portion of the value of certain of the Company’s investment securities that in turn could affect regulatory capital, (13) market or economic conditions that adversely affect the Company’s ability to make timely sales of investment securities, (14) risks inherent in the Company’s risk management and investment strategy, including changes in investment portfolio yields due to interest rate or credit quality changes, (15) the fact that the determination of allowances and impairments taken on the Company’s investments is highly subjective, (16) the stability of and actions by governments and economies in the markets in which the Company operates, including ongoing uncertainties regarding the amount of U.S. sovereign debt and the credit ratings thereof, (17) the Company’s dependence on third parties, including those insurance companies and reinsurers to which the Company cedes some reinsurance, third-party investment managers and others, (18) financial performance of the Company’s clients, (19) the threat of natural disasters, catastrophes, terrorist attacks, pandemics, epidemics or other major public health issues anywhere in the world where the Company or its clients do business, (20) competitive factors and competitors’ responses to the Company’s initiatives, (21) development and introduction of new products and distribution opportunities, (22) execution of the Company’s entry into
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new markets, (23) integration of acquired blocks of business and entities, (24) interruption or failure of the Company’s telecommunication, information technology or other operational systems, or the Company’s failure to maintain adequate security to protect the confidentiality or privacy of personal or sensitive data and intellectual property stored on such systems, (25) adverse developments with respect to litigation, arbitration or regulatory investigations or actions, (26) the adequacy of reserves, resources and accurate information relating to settlements, awards and terminated and discontinued lines of business, (27) changes in laws, regulations, and accounting standards applicable to the Company or its business, including Long-Duration Targeted Improvement accounting changes and (28) other risks and uncertainties described in this document and in the Company’s other filings with the Securities and Exchange Commission (“SEC”).

Forward-looking statements should be evaluated together with the many risks and uncertainties that affect the Company’s business, including those mentioned in this document and described in the periodic reports the Company files with the SEC. These forward-looking statements speak only as of the date on which they are made. The Company does not undertake any obligation to update these forward-looking statements, even though the Company’s situation may change in the future, except as required under applicable securities law. For a discussion of the risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements, you are advised to see Item 1A – “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as may be supplemented by Item 1A - “Risk Factors” in the Company’s subsequent Quarterly Reports on Form 10-Q and in our other periodic and current reports filed with the SEC.

Investor Contact
Jeff Hopson
Senior Vice President - Investor Relations
(636) 736-2068
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REINSURANCE GROUP OF AMERICA, INCORPORATED AND SUBSIDIARIES
Reconciliation of Consolidated Net Income to Adjusted Operating Income
(Dollars in millions, except per share data)

(Unaudited)	Three Months Ended September 30,
	2023		2022
		Diluted Earnings Per Share		Diluted Earnings Per Share
Net income (loss) available to RGA shareholders	$287	$4.29	$(76)	$(1.13)
Reconciliation to adjusted operating income:
Realized (gains) losses, derivatives and other, included in investment related gains (losses), net	104	1.56	120	1.79
Market risk benefits remeasurement (gains) losses	(17)	(0.25)	18	0.27
Realized (gains) losses on funds withheld, included in investment income, net of related expenses	(4)	(0.06)	3	0.04
Embedded derivatives:
Included in investment related gains/losses, net	(1)	(0.01)	14	0.21
Included in interest credited	(6)	(0.09)	(8)	(0.12)
Investment (income) loss on unit-linked variable annuities	1	0.01	4	0.06
Interest credited on unit-linked variable annuities	(1)	(0.01)	(4)	(0.06)
Interest expense on uncertain tax positions	1	0.01	—	—
Other	—	—	(56)	(0.83)
Uncertain tax positions and other tax related items	6	0.09	—	—
Net income attributable to noncontrolling interest	2	0.03	1	0.01
Adjusted operating income	372	5.57	16	0.24
Notable items	—	—	248	3.68
Adjusted operating income excluding notable items	$372	$5.57	$264	$3.92

(Unaudited)	Nine Months Ended September 30,
	2023		2022
		Diluted Earnings Per Share		Diluted Earnings Per Share
Net income available to RGA shareholders	$744	$11.06	$226	$3.35
Reconciliation to adjusted operating income:
Realized (gains) losses, derivatives and other, included in investment related gains (losses), net	294	4.39	366	5.42
Market risk benefits remeasurement (gains) losses	(30)	(0.45)	23	0.34
Realized (gains) losses on funds withheld, included in investment income, net of related expenses	(2)	(0.03)	17	0.25
Embedded derivatives:
Included in investment related gains/losses, net	(14)	(0.21)	84	1.24
Included in interest credited	(9)	(0.13)	(43)	(0.64)
Investment (income) loss on unit-linked variable annuities	3	0.04	17	0.25
Interest credited on unit-linked variable annuities	(3)	(0.04)	(17)	(0.25)
Interest expense on uncertain tax positions	1	0.01	—	—
Other	6	0.09	(64)	(0.95)
Uncertain tax positions and other tax related items	23	0.34	4	0.06
Net income attributable to noncontrolling interest	5	0.07	2	0.03
Adjusted operating income	1,018	15.14	615	9.10
Notable items	—	—	231	3.41
Adjusted operating income excluding notable items	$1,018	$15.14	$846	$12.51

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REINSURANCE GROUP OF AMERICA, INCORPORATED AND SUBSIDIARIES
Reconciliation of Consolidated Effective Income Tax Rates
(Dollars in millions)

(Unaudited)	Three Months Ended September 30, 2023			Nine Months Ended September 30, 2023
	Pre-tax Income (Loss)	Income Taxes	Effective Tax Rate (1)	Pre-tax Income (Loss)	Income Taxes	Effective Tax Rate (1)
GAAP income	$380	$91	24.2%	$996	$247	24.9%
Reconciliation to adjusted operating income:
Realized and unrealized (gains) losses, derivatives and other, included in investment related gains (losses), net	134	30		378	84
Market risk benefits remeasurement (gains) losses	(21)	(4)		(38)	(8)
Realized (gains) losses on funds withheld, included in investment income, net of related expenses	(4)	—		(2)	—
Embedded derivatives:
Included in investment related gains/losses, net	(1)	—		(18)	(4)
Included in interest credited	(7)	(1)		(11)	(2)
Investment (income) loss on unit-linked variable annuities	2	1		4	1
Interest credited on unit-linked variable annuities	(2)	(1)		(4)	(1)
Interest expense on uncertain tax positions	1	—		1	—
Other	(1)	(1)		7	1
Uncertain tax positions and other tax related items	—	(6)		—	(23)
Adjusted operating income	481	109	22.6%	1,313	295	22.5%
Notable items	(3)	(3)		(3)	(3)
Adjusted operating income excluding notable items	$478	$106		$1,310	$292
(1)     The Company rounds amounts in the financial statements to millions and calculates the effective tax rate from the underlying whole-dollar amounts. Thus certain amounts may not recalculate based on the numbers due to rounding.

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REINSURANCE GROUP OF AMERICA, INCORPORATED AND SUBSIDIARIES
Reconciliation of Consolidated Income before Income Taxes to Pre-tax Adjusted Operating Income
(Dollars in millions)

(Unaudited)	Three Months Ended September 30,
	2023	2022
Income (loss) before income taxes	$380	$(77)
Reconciliation to pre-tax adjusted operating income:
Realized (gains) losses, derivatives and other, included in investment related gains (losses), net	134	152
Market risk benefits remeasurement (gains) losses	(21)	23
Realized (gains) losses on funds withheld, included in investment income, net of related expenses	(4)	4
Embedded derivatives:
Included in investment related gains/losses, net	(1)	17
Included in interest credited	(7)	(10)
Investment (income) loss on unit-linked variable annuities	2	5
Interest credited on unit-linked variable annuities	(2)	(5)
Interest expense on uncertain tax positions	1	—
Other	(1)	(71)
Pre-tax adjusted operating income	481	38
Notable items	(3)	326
Pre-tax adjusted operating income excluding notable items	$478	$364

(Unaudited)	Nine Months Ended September 30,
	2023	2022
Income before income taxes	$996	$337
Reconciliation to pre-tax adjusted operating income:
Realized (gains) losses, derivatives and other, included in investment related gains (losses), net	378	471
Market risk benefits remeasurement (gains) losses	(38)	29
Realized (gains) losses on funds withheld, included in investment income, net of related expenses	(2)	22
Embedded derivatives:
Included in investment related gains/losses, net	(18)	106
Included in interest credited	(11)	(54)
Investment (income) loss on unit-linked variable annuities	4	22
Interest credited on unit-linked variable annuities	(4)	(22)
Interest expense on uncertain tax positions	1	—
Other	7	(81)
Pre-tax adjusted operating income	1,313	830
Notable items	(3)	303
Pre-tax adjusted operating income excluding notable items	$1,310	$1,133

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REINSURANCE GROUP OF AMERICA, INCORPORATED AND SUBSIDIARIES
Reconciliation of Pre-tax Income to Pre-tax Adjusted Operating Income
(Dollars in millions)

(Unaudited)	Three Months Ended September 30, 2023
	Pre-tax income (loss)	Realized (gains) losses, derivatives and other, net	Change in value of embedded derivatives, net	Pre-tax adjusted operating income (loss)	Notable Items	Pre-tax adjusted operating income (loss) ex. notable items
U.S. and Latin America:
Traditional	$105	$—	$(2)	$103	$17	$120
Financial Solutions:
Asset-Intensive	89	34	(6)	117	(22)	95
Capital Solutions	19	—	—	19	—	19
Total U.S. and Latin America	213	34	(8)	239	(5)	234
Canada Traditional	6	4	—	10	13	23
Canada Financial Solutions	30	—	—	30	(22)	8
Total Canada	36	4	—	40	(9)	31
EMEA Traditional	(60)	1	—	(59)	47	(12)
EMEA Financial Solutions	84	24	—	108	(34)	74
Total EMEA	24	25	—	49	13	62
APAC Traditional	134	—	—	134	(2)	132
APAC Financial Solutions	(16)	60	—	44	—	44
Total Asia Pacific	118	60	—	178	(2)	176
Corporate and Other	(11)	(14)	—	(25)	—	(25)
Consolidated	$380	$109	$(8)	$481	$(3)	$478

(Unaudited)	Three Months Ended September 30, 2022
	Pre-tax income (loss)	Realized (gains) losses, derivatives and other, net	Change in value of embedded derivatives, net	Pre-tax adjusted operating income (loss)	Notable Items	Pre-tax adjusted operating income (loss) ex. notable items
U.S. and Latin America:
Traditional	$(69)	$(1)	$(7)	$(77)	$170	$93
Financial Solutions:
Asset-Intensive	30	39	14	83	(3)	80
Capital Solutions	23	—	—	23	—	23
Total U.S. and Latin America	(16)	38	7	29	167	196
Canada Traditional	12	—	—	12	6	18
Canada Financial Solutions	6	—	—	6	—	6
Total Canada	18	—	—	18	6	24
EMEA Traditional	5	—	—	5	13	18
EMEA Financial Solutions	34	18	—	52	—	52
Total EMEA	39	18	—	57	13	70
APAC Traditional	(73)	—	—	(73)	140	67
APAC Financial Solutions	47	15	—	62	—	62
Total Asia Pacific	(26)	15	—	(11)	140	129
Corporate and Other	(92)	37	—	(55)	—	(55)
Consolidated	$(77)	$108	$7	$38	$326	$364

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REINSURANCE GROUP OF AMERICA, INCORPORATED AND SUBSIDIARIES
Reconciliation of Pre-tax Income to Pre-tax Adjusted Operating Income
(Dollars in millions)

(Unaudited)	Nine Months Ended September 30, 2023
	Pre-tax income (loss)	Realized (gains) losses, derivatives and other, net	Change in value of embedded derivatives, net	Pre-tax adjusted operating income (loss)	Notable Items	Pre-tax adjusted operating income (loss) ex. notable items
U.S. and Latin America:
Traditional	$288	$—	$—	$288	$17	$305
Financial Solutions:
Asset-Intensive	229	89	(29)	289	(22)	267
Capital Solutions	61	—	—	61	—	61
Total U.S. and Latin America	578	89	(29)	638	(5)	633
Canada Traditional	70	1	—	71	13	84
Canada Financial Solutions	46	—	—	46	(22)	24
Total Canada	116	1	—	117	(9)	108
EMEA Traditional	(29)	1	—	(28)	47	19
EMEA Financial Solutions	195	48	—	243	(34)	209
Total EMEA	166	49	—	215	13	228
APAC Traditional	302	—	—	302	(2)	300
APAC Financial Solutions	(9)	155	—	146	—	146
Total Asia Pacific	293	155	—	448	(2)	446
Corporate and Other	(157)	52	—	(105)	—	(105)
Consolidated	$996	$346	$(29)	$1,313	$(3)	$1,310

(Unaudited)	Nine Months Ended September 30, 2022
	Pre-tax income (loss)	Realized (gains) losses, derivatives and other, net	Change in value of embedded derivatives, net	Pre-tax adjusted operating income (loss)	Notable Items	Pre-tax adjusted operating income (loss) ex. notable items
U.S. and Latin America:
Traditional	$81	$(1)	$(41)	$39	$170	$209
Financial Solutions:
Asset-Intensive	33	101	93	227	(3)	224
Capital Solutions	120	—	—	120	—	120
Total U.S. and Latin America	234	100	52	386	167	553
Canada Traditional	54	7	—	61	6	67
Canada Financial Solutions	22	—	—	22	—	22
Total Canada	76	7	—	83	6	89
EMEA Traditional	43	—	—	43	13	56
EMEA Financial Solutions	126	45	—	171	—	171
Total EMEA	169	45	—	214	13	227
APAC Traditional	94	—	—	94	117	211
APAC Financial Solutions	(63)	186	—	123	—	123
Total Asia Pacific	31	186	—	217	117	334
Corporate and Other	(173)	103	—	(70)	—	(70)
Consolidated	$337	$441	$52	$830	$303	$1,133
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Add Fifteen
REINSURANCE GROUP OF AMERICA, INCORPORATED AND SUBSIDIARIES
Per Share and Shares Data
(In thousands, except per share data)

(Unaudited)	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Earnings per share from net income (loss):
Basic earnings per share	$4.34	$(1.13)	$11.19	$3.38
Diluted earnings per share (1)	$4.29	$(1.13)	$11.06	$3.35

Diluted earnings per share from adjusted operating income	$5.57	$0.24	$15.14	$9.10
Weighted average number of common and common equivalent shares outstanding	66,914	67,663	67,252	67,607
(1)    As a result of anti-dilutive impact, in periods of a loss, weighted average common shares outstanding (basic) are used in the calculation of diluted earnings per share.

(Unaudited)	At September 30,
	2023	2022
Treasury shares	19,439	18,484
Common shares outstanding	65,872	66,827
Book value per share outstanding	$122.40	$101.08
Book value per share outstanding, before impact of AOCI	$142.63	$130.68

Reconciliation of Book Value Per Share to Book Value Per Share Excluding AOCI

(Unaudited)	At September 30,
	2023	2022
Book value per share outstanding	$122.40	$101.08
Less effect of AOCI:
Accumulated currency translation adjustment	(0.49)	(2.20)
Unrealized (depreciation) appreciation of securities	(101.10)	(86.61)
Effect of updating discount rates on future policy benefits	81.46	59.69
Change in instrument-specific credit risk for market risk benefits	0.11	0.29
Pension and postretirement benefits	(0.21)	(0.77)
Book value per share outstanding, before impact of AOCI	$142.63	$130.68

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Reconciliation of Shareholders' Average Equity to Shareholders' Average Equity Excluding AOCI
(Dollars in millions)

(Unaudited)
Trailing Twelve Months Ended September 30, 2023:	Average Equity
Shareholders' average equity	$7,466
Less effect of AOCI:
Accumulated currency translation adjustment	(73)
Unrealized (depreciation) appreciation of securities	(5,443)
Effect of updating discount rates on future policy benefits	3,921
Change in instrument-specific credit risk for market risk benefits	13
Pension and postretirement benefits	(26)
Shareholders' average equity, excluding AOCI	9,074
Year-to-date notable items, net of tax	83
Shareholders' average equity, excluding AOCI and notable items	$9,157

Reconciliation of Trailing Twelve Months of Consolidated Net Income to Adjusted Operating Income
and Related Return on Equity
(Dollars in millions)

(Unaudited)		Return on Equity
Trailing Twelve Months Ended September 30, 2023:	Income
Net income available to RGA shareholders	$1,035	13.9%
Reconciliation to adjusted operating income:
Capital (gains) losses, derivatives and other, net	243
Change in fair value of embedded derivatives	31
Tax expense on uncertain tax positions and other tax related items	14
Net income attributable to noncontrolling interest	7
Adjusted operating income	1,330	14.7%
Notable items after tax	(47)
Adjusted operating income excluding notable items	$1,283	14.0%

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Add Seventeen

REINSURANCE GROUP OF AMERICA, INCORPORATED AND SUBSIDIARIES
Condensed Consolidated Statements of Income
(Dollars in millions)

(Unaudited)	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Revenues:
Net premiums	$4,255	$3,247	$10,977	$9,632
Investment income, net of related expenses	922	769	2,635	2,333
Investment related gains (losses), net	(126)	(154)	(326)	(533)
Other revenue	102	188	274	438
Total revenues	5,153	4,050	13,560	11,870
Benefits and expenses:
Claims and other policy benefits	3,959	3,048	10,035	8,857
Future policy benefits remeasurement (gains) losses	(82)	226	(95)	302
Market risk benefits remeasurement (gains) losses	(21)	23	(38)	29
Interest credited	223	189	647	468
Policy acquisition costs and other insurance expenses	348	341	1,028	1,021
Other operating expenses	274	251	799	720
Interest expense	72	49	188	136
Total benefits and expenses	4,773	4,127	12,564	11,533
Income before income taxes	380	(77)	996	337
Provision for income taxes	91	(2)	247	109
Net income (loss)	289	(75)	749	228
Net income attributable to noncontrolling interest	2	1	5	2
Net income (loss) available to RGA shareholders	$287	$(76)	$744	$226
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